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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[ ]
Soliciting Material Pursuant to §240.14a-12

  ____________________________LSB
  INDUSTRIES, INC.____________________________
 (Name of Registrant as Specified In Its Charter)

  ___________________________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]
No fee required.

[ ]
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)
Title of each class of securities to which transaction applies:

 ____________________________________________________________________________________

2)
Aggregate number of securities to which transaction applies:

 ____________________________________________________________________________________

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 ___________________________________________________________________________________

4)
Proposed maximum aggregate value of transaction:

 ___________________________________________________________________________________

5)
Total fee paid:

 ___________________________________________________________________________________

[ ]
Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)
Amount Previously Paid:

 ___________________________________________________________________________________

2)
Form, Schedule or Registration Statement No.:

 ___________________________________________________________________________________

3)
Filing Party:

 ___________________________________________________________________________________

4)
Date Filed:

 ___________________________________________________________________________________

LSB INDUSTRIES, INC.

 16 South Pennsylvania Avenue

Post Office Box 754

Oklahoma City, OK  73101

FAX:  (405) 235-5067

Notice of Annual Meeting of Stockholders

To Be Held July 25, 2002

To the Stockholders of

LSB Industries, Inc.

The Annual Meeting of the Stockholders of LSB Industries, Inc. (the "Company") will take place at the Company's offices located at 16 S. Pennsylvania, Oklahoma City, Oklahoma, on Thursday, July 25, 2002, at 11:30 a.m. (CDT), for the purpose of considering and acting upon the following matters:

    The election of 4 nominees to the Board of Directors;
    The approval of the selection of independent auditors;
    Any other business which properly may come before the meeting or any adjournment of the meeting.

The Board of Directors has fixed the close of business on June 13, 2002, as the record date for the determination of holders of the common stock and voting preferred stock of the Company entitled to receive notice of, and to vote at, the Annual Meeting.

To ensure the presence of a quorum at the Annual Meeting, please sign and promptly return the enclosed Proxy Card in the accompanying self-addressed envelope, which requires no postage if mailed in the United States.

The Company is distributing its 2001 Annual Report to Stockholders with the enclosed proxy soliciting material.

                                        By order of the Board of Directors

                                        David M. Shear

                                        Secretary

Oklahoma City, Oklahoma

June 25, 2002

LSB INDUSTRIES, INC.

16 South Pennsylvania

Post Office Box 754

Oklahoma City, OK  73101

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 25, 2002

SOLICITATION OF PROXIES

Solicitation  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LSB Industries, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to take place on Thursday, July 25, 2002, at 11:30 a.m. at the Company's offices located at 16 South Pennsylvania, Oklahoma City, Oklahoma and at any adjournment thereof. The Company may use the services of its directors, officers, and employees to solicit proxies personally or by telephone, without additional compensation therefore.  The Company will bear all of the costs of preparing, printing, assembling, and mailing this Proxy Statement and the Proxy Card and all of the costs of the solicitation of the proxies. The Company has also retained the services of Georgeson Shareholder, to aid in the solicitation of proxies for a fee of $4,000, plus reasonable out-of-pocket expenses incurred by them.

Reimbursement of Expenses  The Company will reimburse any bank, broker-dealer, or other custodian, nominee, or fiduciary for its reasonable expenses incurred in completing the mailing of proxy materials to the beneficial owners of the Company's common Stock and voting Preferred Stock.

Revocation of Proxy  Any stockholder giving his or her proxy may revoke it at any time before its exercise by notifying the Secretary of the Company, by facsimile or in writing.

Mailing of Proxy Statement and Proxy Card  This Proxy Statement and the Proxy Card are being first sent to the stockholders of the Company on or about June 25, 2002.

Stockholder Proposals  In order for the Company to include a stockholder proposal in the proxy materials for the Company's 2003 Annual Meeting of Stockholders, a stockholder must deliver the proposal in writing to the Secretary of the Company no later than February 25, 2003.

SECURITIES AND PRINCIPAL HOLDERS

Record Date and Voting Securities  Only the record holders of shares of the Common Stock and Preferred Stock of the Company as of the close of business on June 13, 2002 (the "Record Date"), will have the right to receive notice of, and to vote at, the Annual Meeting.  As of the close of business on the Record Date, the Company had the following shares of Common Stock and voting Preferred Stock issued and outstanding:  (a) 11,949,194 shares of Common Stock (excluding 3,272,426 shares held in treasury); (b) 1,204 shares of Convertible Noncumulative Preferred Stock; (c) 20,000 shares of Series B 12% Cumulative Convertible Preferred Stock; and (d) 1,000,000 shares of Series D 6% Cumulative Convertible Preferred Stock ("Series D Preferred Stock").  Each stockholder of record, as of the Record Date, will have one vote for each share of Common Stock and voting Preferred Stock of the Company, (except each share of Series D Preferred Stock will have .875 of one vote) that the stockholder owned as of the Record Date. All shares of Common Stock and voting Preferred Stock will vote together as a single class on all matters coming before the Annual Meeting, and a majority of all of the outstanding shares of Common Stock and voting Preferred Stock of the Company, represented as a single class, entitled to notice of, and to vote at, the Annual Meeting, represented in person or by proxy, will constitute a quorum for the meeting.

Pursuant to the General Corporation Law of the State of Delaware, only votes cast "For" a matter constitute affirmative votes, except proxies in which the stockholder fails to make a specification as to whether he votes "For", "Against", "Abstains" or "Withholds" as to a particular matter shall be considered as a vote "For" that matter.  Votes will be tabulated by an inspector of election appointed by the Company's Board of Directors.  Votes in which the stockholder specifies that he is "Withholding" or "Abstaining" from voting are counted for quorum purposes.  Abstentions and broker non-votes are not considered as votes "For" a particular matter.

Security Ownership of Certain Beneficial Owners  The following table shows the total number and percentage of the outstanding shares of the Company's voting Common Stock and voting Preferred Stock beneficially owned as of the close of business on June 13, 2002, with respect to each person (including any "group" as used in Section 13(d)(3) of the Securities Act of 1934, as amended) that the Company knows to have beneficial ownership of more than five percent (5%) of the Company's voting Common Stock and voting Preferred Stock.  A person is deemed to be the beneficial owner of voting shares of Common Stock of the Company which he or she could acquire within sixty (60) days of the record date.

Because of the requirements of the Securities and Exchange Commission as to the method of determining the amount of shares an individual or entity may beneficially own, the amounts shown below for an individual or entity may include shares also considered beneficially owned by others.

Name and Address
of
Beneficial Owner

Title
of
Class

 Amounts
of Shares
Beneficially
owned (1) (10)

Percent
of
Class

 Jack E. Golsen and
members of his family (2)

 Common
Voting Preferred

 4,790,990
1,020,000

 (3
(4

 )
)

 (5
(6

 )
)

(6

)

 35.6
99.9

 %
%

Kent C. McCarthy

Common

2,207,275

(7

)

16.5

%

(Jayhawk Capital Management, L.L.C.)

Paul J. Denby

Common

752,652

(8

)

6.2

%

James W. Sight

Common

680,540

(9

)

5.6

%

(1) The Company based the information, with respect to beneficial ownership, on information furnished by the above-named individuals or entities or contained in filings made with the Securities and Exchange Commission or the Company's records.

(2) Includes Jack E. Golsen and the following members of his family: wife, Sylvia H. Golsen; son, Barry H. Golsen (a Director, Vice Chairman of the Board of Directors,
Chief Operating Officer of the Company and President of the Climate Control Business of the Company); son, Steven J. Golsen (Executive officer of several subsidiaries of the Company); and daughter, Linda F. Rappaport.  The address of Jack E. Golsen, Sylvia H. Golsen, Barry H. Golsen, and Linda F. Rappaport is 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107; and Steven J. Golsen's address is 7300 SW 44th Street, Oklahoma City, Oklahoma 73179.

(3) Includes (a) the following shares over which Jack E. Golsen ("J. Golsen") has the sole voting and dispositive power: (i) 40,000 shares that he owns of record, (ii) 4,000 shares that he has the right to acquire upon conversion of a promissory note, (iii) 133,333 shares that he has the right to acquire upon the conversion of 4,000 shares of the Company's Series B 12% Cumulative Convertible Preferred Stock (the "Series B Preferred") owned of record by a trust, of which he is the sole trustee, (iv) 22,090 shares owned of record by the MG Trust, of which he is the sole trustee, (v) 69,029 shares owned of record by a trust, of which he is the sole trustee, and (vi) 185,500 shares that he has the right to acquire within the next sixty (60) days under the Company's stock option plans; (b) 643,290 shares owned of record by Sylvia H. Golsen, and 284,915 shares owned of record by a trust, of which Sylvia H. Golsen is the sole trustee, over which she and her husband, J. Golsen share voting and dispositive power; (c) 246,616 shares over which Barry H. ("B. Golsen") has the sole voting and dispositive power, 533 shares owned of record by B. Golsen's wife, over which he shares the voting  and dispositive power, and 108,500 shares that he has the right to acquire within the next sixty (60) days under the Company's stock option plans; (d) 206,987 shares over which Steven J. Golsen ("S. Golsen") has the sole voting and dispositive power and 70,000 shares that he has the right to acquire within the next sixty (60) days under the Company's stock option plans; (e) 271,511 shares held in trust for the grandchildren and great grandchild of J. Golsen and Sylvia H. Golsen of which B. Golsen, S. Golsen and Linda F. Rappaport ("L. Rappaport") jointly share voting and dispositive power; (f) 82,552 shares owned of record by L. Rappaport over which she has sole voting and dispositive power; (g) 1,336,199 shares owned of record by SBL Corporation ("SBL"), 39,177 shares that SBL has the right to acquire upon conversion of 9,050 shares of the Company's non-voting $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2 (the "Series 2 Preferred"), 400,000 shares that SBL has the right to acquire upon conversion of 12,000 shares of Series B Preferred owned of record by SBL, and 250,000 shares that SBL has to right to acquire upon conversion of 1,000,000 shares of the Company's Series D 6% cumulative, convertible Class C preferred stock ("Series D Preferred") owned of record by SBL and (h) 88,100 shares owned of record by Golsen Petroleum Corporation ("GPC"), which is a wholly-owned subsidiary of SBL, 133,333 shares that GPC has the right to acquire upon conversion of 4,000 shares of Series B Preferred owned of record  by GPC and 175,325 shares that GPC has the right to acquire upon conversion of 40,500 shares of Series 2 Preferred owned of record by GPC. SBL is wholly-owned by Sylvia H. Golsen (40% owner), B. Golsen (20% owner), S. Golsen (20% owner), and L. Rappaport (20% owner) and, as a result, SBL, J. Golsen, Sylvia H. Golsen, B. Golsen, S. Golsen, and L. Rappaport share the voting and dispositive power of the shares beneficially owned by SBL.  SBL's address is 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107.

(4) Includes: (a) 4,000 shares of Series B Preferred owned of record by a trust, of which J. Golsen is the sole trustee, over which he has the sole voting and dispositive power; (b) 12,000 shares of Series B Preferred owned of record by SBL; (c) 4,000 shares Series B Preferred owned of record by SBL's wholly-owned subsidiary, GPC, over which SBL, J. Golsen, Sylvia H. Golsen, B. Golsen, S. Golsen, and L. Rappaport share the voting and dispositive power and (d) 1,000,000 shares of Series D Preferred owned of record by SBL, with each share having .875 of one vote per share of outstanding Series D Preferred.

(5) Does not include 124,350 shares of Common Stock that L. Rappaport's husband owns of record and 185,000 shares which he has the right to acquire within the next sixty (60) days under the Company's stock option plans, all of which L. Rappaport disclaims beneficial ownership.  Does not include 255,520 shares of Common Stock owned of record by certain trusts for the benefit of B. Golsen, S. Golsen, and L. Rappaport over which B. Golsen, S. Golsen and L. Rappaport have no voting or dispositive power. Heidi Brown Shear, an officer of the Company and the niece of J. Golsen, is the Trustee of each of these trusts.

(6) J. Golsen disclaims beneficial ownership of the shares that B. Golsen, S. Golsen, and L. Rappaport each have the sole voting and investment power over as noted in footnote (3) above.  B. Golsen, S. Golsen, and L. Rappaport disclaim beneficial ownership of the shares that J. Golsen has the sole voting and investment power over as noted in footnotes (3) and (4) and the shares owned of record by Sylvia H. Golsen. Sylvia H. Golsen disclaims beneficial ownership of the shares that J. Golsen has the sole voting and dispositive power over as noted in footnotes (3) and (4) above.

(7) Kent C. McCarthy, manager of Jayhawk Capital Management, L.L.C. ("Jayhawk"), a Delaware limited liability company and investment advisor, is deemed to beneficially own 2,207,275 shares of the Company's Common Stock (which includes 1,406,275 shares of Common Stock receivable upon conversion of 324,850 shares of Series 2 Preferred).  This number of shares includes the shares Mr. McCarthy personally owns, as well as the shares he controls as manager of Jayhawk.  As manager of Jayhawk, Mr. McCarthy has sole voting and dispositive power over the Common Stock beneficially owned by Jayhawk. Jayhawk is deemed to have beneficial ownership of 1,881,600 shares of the Company's Common Stock (which includes 1,081,600 shares of Common Stock receivable upon conversion of 249,850 shares of Series 2 Preferred), all of which shares are held in portfolios of Jayhawk Institutional Partners, L.P., ("Jayhawk Institutional") a Delaware limited partnership (800,000 shares of Common Stock) and Jayhawk Investments, L.P., ("Jayhawk Investments") a Delaware limited partnership (1,081,600 shares of Common Stock receivable upon conversion of 249,850 shares of Series 2 Preferred).  Jayhawk is the general partner of Jayhawk Institutional and Jayhawk Investments and, as such, has sole voting and dispositive power over these shares.  Mr. McCarthy disclaims beneficial ownership of all such shares other than his personal holdings.  Mr. McCarthy's address is 8201 Mission Road, Suite 110, Prairie Village, Kansas 66208.

(8) Paul J. Denby advised the Company that he has voting and dispositive power over 752,652 shares of Common Stock (which includes 103,680 shares of Common Stock receivable upon conversion of 24,000 shares of Series 2 Preferred).  This number of shares includes 23,776 shares beneficially owned by Mr. Denby's spouse over which Mr. Denby shares voting and dispositive power.  Mr. Denby's address is 4613 Redwood Court, Irving, Texas 75038.

(9) James W. Sight has sole voting and dispositive power over 680,540 shares of Common Stock (which includes 145,485 shares of Common Stock receivable upon conversion of 33,677 shares of Series 2 Preferred).  Mr. Sight's address is 8500 College Boulevard, Overland Park, Kansas 66210.

(10) Riverside Capital Advisors, Inc. ("Riverside") last filed a Schedule 13D on January 17, 1997 stating that it was deemed to have beneficial ownership of 1,742,832 shares of the Company's Common Stock (which includes 364,400 shares of Series 2 Preferred that was convertible into 1,577,487 shares of Common Stock). Subsequently, Riverside had informed the Company of changes in their beneficial ownership but had not filed any forms with the Securities and Exchange Commission indicating a change in beneficial ownership. However the Company has been unable to contact Riverside to confirm Riverside's current ownership and does not believe that Riverside is a beneficial owner of the Company's Common Stock.

Security Ownership of Management The following table sets forth information obtained from the directors of the Company and the directors and executive officers of the Company as a group as to their beneficial ownership of the Company's voting Common Stock and voting Preferred Stock as of June 13, 2002.

Because of the requirements of the Securities and Exchange Commission as to the method of determining the amount of shares an individual or entity may own beneficially, the amount shown below for an individual may include shares also considered beneficially owned by others.  Any shares of stock which a person does not own, but which he or she has the right to acquire within sixty (60) days of June 13, 2002, are deemed to be outstanding for the purpose of computing the percentage of outstanding stock of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

Name of
Beneficial Owner

Title of Class

 Amounts of
Shares
Beneficially Owned (1)

Percent of Class

Raymond B. Ackerman

Common

36,000

(2

)

*

Robert C. Brown, M.D.

Common

238,329

(3

)

2.0

%

Charles A. Burtch

Common

15,000

(4

)

*

Grant Donovan

Common

45,804

(5

)

*

Dr. Allen Ford

Common

432

(6

)

*

Barry H. Golsen

 Common
Voting Preferred

3,042,294 1,016,000

 (7
(7

 )
)

 23.3
99.5

 %
%

Jack E. Golsen

 Common
Voting Preferred

3,804,291 1,020,000

  (8
(8

 )
)

 28.7
99.9

 %
%

David R. Goss

Common

277,625

(9

)

2.3

%

Bernard G. Ille

Common

90,000

(10

)

*

Donald W. Munson

Common

31,432

(11

)

*

Horace G. Rhodes

Common

35,000

(12

)

*

Tony M. Shelby

Common

346,879

(13

)

2.9

%

Directors and Executive Officers as a group number (14 persons)

Common
Voting Preferred

5,906,310 1,020,000

(14

)

41.7
99.9

%
%

*  Less than 1%.

(1) The Company based the information, with respect to beneficial ownership, on information furnished by each director or officer, contained in filings made with the Securities and Exchange Commission, or contained in the Company's records.

(2) This amount includes the following shares over which Mr. Ackerman shares voting and dispositive power: (i) 2,000 shares held by Mr. Ackerman's trust, and (ii) 4,000 shares held by the trust of Mr. Ackerman's wife.  The remaining 30,000 shares of Common Stock included herein are shares that Mr. Ackerman may acquire pursuant to currently exercisable non-qualified stock options granted to him by the Company.

(3) The amount shown includes 30,000 shares of Common Stock that Dr. Brown may acquire pursuant to currently exercisable non-qualified stock options granted to him by the Company.  The shares, with respect to which Dr. Brown shares the voting and dispositive power, consists of 122,516 shares owned by Dr. Brown's wife, 15,000 shares held jointly by Dr. Brown and his wife, 50,727 shares owned

by Robert C. Brown, M.D., Inc., a corporation wholly-owned by
Dr. Brown, and 20,086 shares held by the Robert C. Brown M.D., Inc. Employee
Profit Sharing Plan, of which Dr. Brown serves as the trustee. The amount shown does not include 50,380 shares owned directly, or through trusts, by the children of Dr. Brown, all of which Dr. Brown disclaims beneficial ownership.

(4) Mr. Burtch has sole voting and dispositive power over these shares, which may be acquired by Mr. Burtch pursuant to currently exercisable non-qualified stock options granted to him by the Company.

(5) Amount includes 14,700 shares of Common Stock and 31,104 shares of Common Stock that Mr. Donovan has the right to acquire upon conversion of 7,200 shares of Series 2 Preferred that he beneficially owns.

(6) This amount is 432 shares of Common Stock that Dr. Ford has the right to acquire upon conversion of 100 shares of Series 2 Preferred that he beneficially owns.

(7) See footnotes (3), (4), and (6) of the table under "Security Ownership of Certain Beneficial Owners" of this item for a description of the amount and nature of the shares beneficially owned by B. Golsen, including shares he has the right to acquire within sixty (60) days.

(8) See footnotes (3), (4), and (6) of the table under "Security Ownership of Certain Beneficial Owners" of this item for a description of the amount and nature of the shares beneficially owned by J. Golsen, including the shares he has the right to acquire within sixty (60) days.

(9) The amount shown includes 155,000 shares that Mr. Goss has the right to acquire within sixty (60) days pursuant to options granted under the Company's stock option plans.  Mr. Goss has the sole voting and dispositive power over these shares.

(10) The amount includes (i) 30,000 shares that Mr. Ille may purchase pursuant to currently exercisable non-qualified stock options, over which Mr. Ille has the sole voting and dispositive power, and (ii) 50,000 shares owned of record by Mr. Ille's wife.

(11) This amount includes (i) 432 shares of Common Stock that Mr. Munson has the right to acquire upon conversion of 100 shares of Series 2 Preferred that he beneficially owns, and (ii) 30,000 shares that Mr. Munson may purchase pursuant to currently exercisable non-qualified stock options, over which Mr. Munson has the sole voting and dispositive power.

(12) Mr. Rhodes has sole voting and dispositive power over these shares, which include 30,000 shares that may be acquired by Mr. Rhodes pursuant to currently exercisable non-qualified stock options granted to him by the Company.

(13) Mr. Shelby has the sole voting and dispositive power over these shares, which include 155,000 shares that Mr. Shelby has the right to acquire within sixty (60) days pursuant to options granted under the Company's stock option plans and 15,151 shares that Mr. Shelby has the right to acquire upon conversion of 3,500 shares of Series 2 Preferred owned by Mr. Shelby.

(14) The amount shown includes 1,037,000 shares of Common Stock that executive officers, directors, or entities controlled by executive officers and directors of the Company have the right to acquire within sixty (60) days.

ELECTION OF DIRECTORS

General  The Board of Directors has nominated for election to the Board of Directors four (4) nominees.  The nominees, Raymond Ackerman, Bernard G. Ille, Donald W. Munson, and Tony M. Shelby are presently serving as directors of the Company.  Messrs. Ackerman, Ille, Munson, and Shelby are to be elected in the class whose term expires in 2005 and until their successors are duly elected. If any of the nominees become unable or unwilling to accept the election or to serve as a director (an event which the Board of Directors does not anticipate), the person or persons named in the proxy as the proxies will vote for the election of the person or persons recommended by the Board of Directors.  The proxies cannot be voted for a greater number of persons than the number of nominees named above.

The Certificate of Incorporation and By-laws of the Company provide for the division of the Board of Directors into three (3) classes, each class consisting as nearly as possible of one-third of the whole.  The term of office of one class of directors expires each year, with each class of directors elected for a term of three (3) years and until the shareholders elect their qualified successors. Raymond B. Ackerman, Bernard G. Ille, Donald W. Munson, and Tony M. Shelby are presently serving as directors of the Company in the class whose term is expiring as of the Annual Meeting. The terms of this paragraph are not applicable to the two directors elected by the holders of the Series 2 Preferred as described below under "Series 2 Preferred."

The Company's By-laws provide that the Board of Directors, by resolution from time to time, may fix the number of directors that shall constitute the whole Board of Directors.  The By-laws presently provide that the number of directors may consist of not less than three (3) nor more than twelve (12).  The By-laws of the Company further provide that only persons nominated by or at the direction of: (i) the Board of Directors of the Company, or (ii) any stockholder of the Company entitled to vote for the election of the directors that complies with certain notice procedures, shall be eligible for election as a director of the Company.  Any stockholder desiring to nominate any person as a director of the Company must give written notice to the Secretary of the Company at the Company's principal executive office not less than fifty (50) days prior to the date of the meeting of stockholders to elect directors; except, if less than sixty (60) days' notice or prior disclosure of the date of such meeting is given to the stockholders, then written notice by the stockholder must be received by the Secretary of the Company not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. In addition, if the stockholder proposes to nominate any person, the stockholder's written notice to the Company must provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Series 2 Preferred The terms of the $3.25 Convertible Exchangeable Class C Preferred Stock, Series 2 ("Series 2 Preferred") provide that whenever dividends on the Series 2 Preferred are in arrears and unpaid in an amount equal to at least six quarterly dividends: (i) the number of members of the Board of Directors of the Company shall be increased by two effective as of the time of election of such directors; (ii) the Company shall, upon the written request of the record holder of 10% of the shares of Series 2 Preferred, call a special meeting of the Preferred Stockholders for the purpose of electing such two additional directors; and (iii) the Preferred Stockholders have the exclusive right to vote for and elect such two additional directors. The terms of the Series 2 Preferred provide that the right of the holders of the Series 2 Preferred to vote for such two additional directors shall terminate, subject to re-vesting in the event of a subsequent similar arrearage, when all cumulative and unpaid dividends on the Series 2 Preferred have been paid or have been declared and set apart for payment.  The term of office of the two directors elected by the holders of the Series 2 Preferred shall terminate immediately upon the termination of the right of the holders of the Series 2 Preferred to vote for such two additional directors.  The holders of the Series 2 Preferred have the right to remove, without cause at any time, and replace either of the two directors elected by the Series 2 Preferred.   At the request of Jayhawk Capital Management, L.L.C. ("Jayhawk"), a special meeting of the holders of the Series 2 Preferred was called on February 26, 2002 for the purpose of electing the two additional directors to the Company's Board of Directors.  The special meeting was held on March 11, 2002. Jayhawk owns beneficially and of record 324,850 shares of the Series 2 Preferred, representing approximately 52.1% of the issued and outstanding Series 2 Preferred (excluding shares of the Series 2 Preferred owned by the Company and its subsidiaries).

The holders of the Company's Series 2 Preferred have elected two additional members of the Company's Board of Directors, Dr. Allen Ford and Mr. Grant Donovan, as permitted pursuant to the terms of the Series 2 Preferred, effective March 11, 2002.

The following sets forth the name, principal occupation, business experience, age, year in which the individual first became a director, and year in which the director's term will expire for each nominee for election as a director at the Annual Meeting and all other directors whose term will continue after the Annual Meeting.

Nominees:

Raymond B. Ackerman, 79 years old, first became a director in 1993.  His term will expire in 2005.  From 1972 until his retirement in 1992, Mr. Ackerman served as Chairman of the Board and President of Ackerman, McQueen, Inc., the largest advertising and public relations firm headquartered in Oklahoma.  He currently serves as Chairman Emeritus of the company.  Mr. Ackerman retired as a Rear Admiral in the United States Naval Reserve.  Mr. Ackerman is a graduate of Oklahoma City University, and in 1996, was awarded an honorary doctorate from the school.  He was elected to the Oklahoma Hall of Fame in 1993.

Bernard G. Ille, 75 years old, first became a director in 1971.  His term will expire in 2005.  Mr. Ille served as President and Chief Executive Officer of First Life Assurance Company from May 1988, until it was acquired by another company in March 1994.  For more than five (5) years prior to joining First Life, Mr. Ille served as President of United Founders Life Insurance Company.  Mr. Ille is a director of Landmark Land Company, Inc., which was parent company of First Life.  Mr. Ille is also a director for Quail Creek Bank, N.A.  Mr. Ille is currently President of BML Consultants and a private investor.  He is a graduate of the University of Oklahoma.

Donald W. Munson, 69 years old, first became a director in 1997.  His term will expire in 2005. From January 1988, until his retirement in August 1992, Mr. Munson served as President and Chief Operating Officer of Lennox Industries.  Prior to his election as President and Chief Operating Officer of Lennox Industries, Mr. Munson served as Executive Vice President of Lennox Industries' Division Operations, President of Lennox Canada and Managing Director of Lennox Industries' European Operations.  Prior to joining Lennox Industries, Mr. Munson served in various capacities with the Howden Group, a company located in Scotland, and The Trane Company, including serving as the managing director of various companies within the Howden Group and Vice President Europe for The Trane Company.  Mr. Munson is currently a consultant and international distributor for the Ducane Company, an equipment manufacturer, and is serving as a member of the Board of Directors of Multi Clima SA, a French manufacturer of air conditioning

- heating equipment, which a subsidiary of the Company has an option to acquire. Mr. Munson is a resident of England.  Mr. Munson has degrees in mechanical engineering and business administration from the University of Minnesota.

Tony M. Shelby, 60 years old, first became a director in 1971.  His term will expire in 2005.  Mr. Shelby, a certified public accountant, is Senior Vice President and Chief Financial Officer of the Company, a position he has held for a period in excess of five (5) years.  Prior to becoming Senior Vice President and Chief Financial Officer of the Company, Mr. Shelby served as Chief Financial Officer of a subsidiary of the Company and was with the accounting firm of Arthur Young & Co., a predecessor to Ernst & Young, L.L.P.  Mr. Shelby is a graduate of Oklahoma City University.

Other Directors:

Robert C. Brown, M.D., 71 years old, first became a director in 1969. His term will expire in 2004.  Dr. Brown has practiced medicine for many years and is Vice President and Treasurer of Plaza Medical Group, P.C. Dr. Brown is a graduate of Tufts University and received his medical degree from Tufts University.

Charles A. Burtch, 67 years old, first became a director in 1999.  His term will expire in 2004.  Mr. Burtch was formerly Executive Vice-President and West Division Manager of BankAmerica, where he managed BankAmerica's asset-based lending division for the western third of the United States.   Mr. Burtch retired in 1998 and has since been engaged as a private investor.  He is a graduate of Arizona State University.

Jack E. Golsen, 73 years old, first became a director in 1969.  His term will expire in 2004.  Mr. Golsen, founder of the Company, is Chairman of the Board and President of the Company and has served in that capacity since the inception of the Company in 1969.  During 1996, Mr. Golsen was inducted into the Oklahoma Commerce and Industry Hall of Honor as one of Oklahoma's leading industrialists. Mr. Golsen has a degree from the University of New Mexico in Biochemistry.

Horace G. Rhodes, 74 years old, first became a director in 1996.  His term will expire in 2004.  Mr. Rhodes is the Chairman of the law firm of Kerr, Irvine, Rhodes & Ables P.C. and has served in such capacity and has practiced law for a period in excess of five (5) years.  Since 1972 until 2001, Mr. Rhodes served as Executive Vice President and General Counsel for the Association of Oklahoma Life Insurance Companies and since 1982 served as Executive Vice President and General Counsel for the Oklahoma Life and Health Insurance Guaranty Association. Mr. Rhodes received his undergraduate and law degrees from the University of Oklahoma.

Barry H. Golsen, 51 years old, first became a director in 1981.  His term will expire in 2003.  Mr. Golsen, L.L.B., has served as Vice Chairman of the Board of the Company since August 1994, and for more than five (5) years has been the President of the Company's Climate Control Business.  Mr. Golsen is the Chief Operating Officer of the Company.   Mr. Golsen has both his undergraduate and law degrees from the University of Oklahoma.

David R. Goss, 61 years old, first became a director in 1971.  His term will expire in 2003.  Mr. Goss, a certified public accountant, is Senior Vice President - Operations of the Company and has served in substantially the same capacity for a period in excess of five (5) years. Mr. Goss is a graduate of Rutgers University.

Directors elected by the holders of Series 2 Preferred

Dr. Allen Ford, 59 years old, first became a director on March 11, 2002.  See discussion above concerning his term. Dr. Allen Ford joined the University of Kansas faculty in 1976.  He received his Ph.D. in Accounting from the University of Arkansas.  Dr. Ford's teaching and research duties focus mainly on taxation. At the University of Kansas, Dr. Ford has won several teaching awards and is the KPMG Peat Marwick Distinguished Professor of Accounting.

Grant Donovan, 45 years old, first became a director on March 11, 2002.  See discussion above concerning his term. Mr. Donovan, is President and founder of Galehead, Inc. a company specializing in the collections of accounts receivable in the international maritime trade business.  Mr. Donovan received his MBA from Stanford University and his undergraduate degree in Civil Engineering from the University of Vermont.

Approval of each nominee for election to the Board of Directors will require the affirmative vote of a plurality of the votes cast by the holders of the voting securities of the Company, voting together as one class.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION

OF THE FOUR (4) NOMINEES AS DIRECTORS OF THE COMPANY

 Family Relationships  Jack E. Golsen is the father of Barry H. Golsen and the brother-in-law of Robert C. Brown, M.D.  Robert C. Brown, M.D. is the uncle of Barry H. Golsen.

Certain Committees and Meetings of the Board of Directors  The Company has an Executive Salary Review Committee and an Audit Committee.  The Company does not have a nominating committee.  The Board of Directors nominates the nominees for election as directors of the Company.

The Company's Executive Salary Review Committee has the authority to set the compensation of all officers of the Company. The present members of the Executive Salary Review Committee are Robert C. Brown, M.D. and Bernard G. Ille.  During 2001, the Executive Salary Review Committee had two (2) meetings.

The Company has an Audit Committee.  From January to May of 2001, the Audit Committee was comprised of Messrs. Bernard G. Ille, Horace G. Rhodes, Jerome D. Shaffer, M.D., Charles A. Burtch, and Robert C. Brown, M.D.  Although the Company's Common Stock and $3.25 Convertible Exchangeable Class C Preferred Stock are traded on the Over-the-Counter Bulletin Board, the Company has decided to use the standard adopted by Section 121(A) of the American Stock Exchange's ("AMEX") listing standard, as amended, to determine the independence of the members of the Audit Committee.  As a result, Dr. Brown is no longer a member of the Audit Committee effective June 1, 2001.  Effective July 19, 2001 Raymond B. Ackerman became a member of the Audit Committee due to the unexpected death of Dr. Shaffer.  Currently, the Audit Committee is comprised of Messrs. Bernard G. Ille, Horace G. Rhodes, Raymond B. Ackerman and Charles A. Burtch, all of whom are independent pursuant to Section 121(A) of the AMEX's listing guide.  The Audit Committee oversees internal controls, audits and compliance programs and recommends the Company's independent auditor and oversees their activities.  The Audit Committee held six (6) meetings in 2001.  The Board has approved the written charter which governs the Audit Committee.

Audit Committee Report The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In this context, the Audit
Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's audited 2001 financial

statements were prepared in accordance with generally
accepted accounting principles, and the Audit Committee has reviewed and discussed the 2001 audited financial statements with management and the independent auditors.

The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors independence.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the nonaudit services provided by Ernst & Young, LLP were compatible with their independence. The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the audit.  The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board subsequently approved the recommendation) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also reappointed the Company's independent auditors for 2002, subject to shareholder ratification.

Submitted by:

Bernard G. Ille (Chairman)

Horace G. Rhodes

Charles A. Burtch

Raymond B. Ackerman

Ernst & Young LLP Fees

For services rendered in 2001 by Ernst & Young LLP, our independent auditors, the Company incurred the following fees:

                     Audit Fees (1)                           $524,820

                     All Other Fees (2)                      $134,725

  Represents 2001 financial statement audit and limited quarterly review services.
  Primarily represents audit related fees, including audit of the Company's employee benefit plan, consents and consultation on accounting standards and transactions, as well as tax return preparations and filing services.

The Board of Directors of the Company held five (5) meetings in 2001. During 2001, no incumbent director attended fewer than seventy-five percent (75%) of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

Section 16(a) Beneficial Ownership Reporting Compliance Based solely on a review of copies of the Forms 3, 4 and 5 and amendments thereto furnished to the Company with respect to 2001, or written representations that no such reports were required to be filed with the Securities and Exchange Commission, the Company believes that during 2001 all directors and officers of the Company
and

beneficial owners of more than ten percent (10%) of any class of equity securities of the Company registered pursuant to Section 12 of the
Exchange Act filed their required Forms 3, 4, or 5, as required by Section 16(a)
of the Securities Exchange Act of 1934, as amended, on a timely basis, except
Michael G. Adams inadvertently failed to timely report two transactions which were subsequently reported on a timely filed Form 5.

Certain Relationships and Related Transactions  A subsidiary of the Company, Hercules Energy Mfg. Corporation ("Hercules"), leases land and a building in Oklahoma City, Oklahoma from Mac Venture, Ltd. ("Mac Venture"), a limited partnership.  GPC (a wholly owned subsidiary of SBL) serves as the general partner of Mac Venture. The limited partners of Mac Venture include GPC and the three children of Jack E. Golsen.  See "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management" above for a discussion of the stock ownership of SBL.  The warehouse and shop space leased by Hercules from Mac Venture consists of a total of 30,000 square feet.  Hercules leases the property from Mac Venture for $3,750 per month under a month-to-month triple net lease extension which began as of January 1, 2000.

Northwest Internal Medicine Associates ("Northwest"), a division of Plaza Medical Group, P.C., has an agreement with the Company to perform medical examinations of the management of the Company and its subsidiaries. Under such agreement, Northwest is paid $2,000 a month to perform all such examinations.  Dr. Robert C. Brown (a director of the Company) is Vice President and Treasurer of Plaza Medical Group, P.C.  Dr. Brown provides medical director and medical management oversight as part of the utilization review process for the Company's self-insurance health plan.  Dr. Brown receives fees of approximately $2,000 per month for performing such services.  Dr. Brown also performs such services for other non-affiliated independent health plans.

In 1983, LSB Chemical Corp.  ("LSB Chemical"), a subsidiary of the Company, acquired all of the outstanding stock of El Dorado Chemical Company ("EDC") from its then four stockholders ("Ex-Stockholders").  A substantial portion of the purchase price consisted of an earnout based primarily on the annual after-tax earnings of EDC for a ten-year period. During 1989, two of the Ex-Stockholders received LSB Chemical promissory notes for a portion of their earnout, in lieu of cash, totaling approximately $896,000, payable $496,000 in January 1990, and $400,000 in May, 1994. LSB Chemical agreed to a buyout of the balance of the earnout from the four Ex-Stockholders for an aggregate purchase amount of $1,231,000.  LSB Chemical purchased for cash the earnout from two of the Ex-Stockholders and issued multi-year promissory notes totaling $676,000 to the other two Ex-Stockholders. Jack E. Golsen guaranteed LSB Chemical's payment obligation under the promissory notes. The unpaid balance of these notes at June 13, 2002, was $400,000.

At October 15, 2001, Prime Financial Corporation ("Prime"), a subsidiary of the Company, had a note with an outstanding principal balance of $1,350,000 (the "Note") owed to SBL Corporation ("SBL"), a corporation wholly owned by the spouse and children of Jack E. Golsen, Chairman of the Board and President of the Company. The Company guaranteed payment of the Note under a limited guarantee and pledged 1,973,461 shares of the Company's common stock owned by Prime to the lender to secure its guarantee.  In conjunction with the transaction discussed below, the number of shares of the Company's common stock pledged to the lender has been reduced to 973,461.

On October 18, 2001, the Company and Prime entered into an agreement (the "Agreement") whereby the Company issued to SBL
1,000,000 shares of a newly created series of Series D Convertible Preferred
Stock in the Company ("Series D Preferred Stock") as payment of $1,000,000 against the Note, with each share of Series D Preferred stock having, among other things, .875 votes and the right to vote as a class with the Company's common stock, a liquidation preference of

$1.00 per share, cumulative dividends at the rate of six
percent (6%) per annum, and convertibility into LSB common stock on the basis of four shares of Preferred Stock into one share of common stock. Dividends on the
Series D Preferred Stock will be paid only after accrued and unpaid dividends are paid on the Company's Series 2 Preferred. At June 13, 2002, there was $5.6 million in accrued but unpaid dividends due on the Series 2 Preferred. At June
13, 2002, $350,000 remains outstanding under the Note which is payable on demand. The Company also reduced its limited guarantee to such lender to
$350,000.

EXECUTIVE COMPENSATION

AND OTHER INFORMATION

Executive Compensation  The following table shows the aggregate cash compensation which the Company and its subsidiaries paid or accrued to the Chief Executive Officer and each of the other four (4) most highly-paid executive officers of the Company (which includes the Vice Chairman of the Board who also serves as President of the Company's Climate Control Business).  The table includes cash distributed for services rendered during 2001, plus any cash distributed during 2001 for services rendered in a prior year, less any amount relating to those services previously included in the cash compensation table for a prior year.

Summary Compensation Table

Annual Compensation (2)

 Long-term
Compensation
Awards

Name and Position

Year

Salary
($)

Bonus
($) (1)

 Securities
Underlying
Stock
Options

 Jack E. Golsen,
Chairman of the Board,
President and Chief
Executive Officer

2001
2000
1999

477,400
477,400
477,400

-
-
-

-
-
265,000

 Barry H. Golsen
Vice Chairman of the
Board of Directors/
Chief Operating Officer
And President of the
Climate Control Business

 2001
2000
1999

 326,600
226,600
226,600

 60,000
-
100,000

 20,000
-
155,000

 David R. Goss,
Senior Vice
President - Operations

 2001
2000
1999

 190,500
190,500
190,500

 100,000
-
-

(3)

 15,000
-
100,000

 Tony M. Shelby
Senior Vice President/
Chief Financial Officer

 2001
2000
1999

 190,500
190,500
190,500

 100,000
-
-

 15,000
-
100,000

 David M. Shear,
Vice President/
General Counsel

 2001
2000
1999

 165,000
165,000
165,000

 50,000
-
-

 15,000
-
100,000

(1) Bonuses are generally for services rendered for the prior fiscal year. No bonuses were paid to the above-named executive officers for 1999 performance except for a compensation adjustment paid in 2000 to Barry H. Golsen due to the 1999 stand-alone profitability and performance of the Climate Control Businesses which report to him. None of the above executive officers received bonuses for services rendered during 2001, except Mr. Goss as discussed in footnote 3.

(2) Does not include perquisites and other personal benefits, securities or property for the named executive officer in any year if the aggregate amount of such compensation for such year does not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer for such year.

(3) $50,000 of this amount was paid in 2002 as a bonus for services during 2001, and the balance was a bonus paid in 2001 for services during 2000.

Option Grants in 2001 The following table sets forth information relating to individual grants of stock options made to each of the named executive officers in the above Summary Compensation Table during the last fiscal year.

Individual Grants

Name

Number of
Shares of
Common Stock
Underlying
Options
Granted (#)(1)

% of
Total
Options
Granted
Employees
in 2001

Exercise
Price
($/sh)

Expiration
Date

 Potential
Realizable Value at
Assumed Annual
Rates of Stock
Price Appreciation
for Option Term (2)
5% ($) 10% ($)

Barry H. Golsen

8,750

2.6

3.00

11/28/06

4,237

12,221

Barry H. Golsen

11,250

3.4

2.73

11/28/11

19,315

48,948

David R. Goss

15,000

4.5

2.73

11/28/11

25,753

65,264

Tony M. Shelby

15,000

4.5

2.73

11/28/11

25,753

65,264

David M. Shear

15,000

4.5

2.73

11/28/11

25,753

65,264

(1) The Company may grant stock options to key salaried employees of the Company. under its 1993 Incentive Stock Option Plan (the 1993 Plan) and the 1998 Incentive Stock Option Plan (the 1998 Plan).  The 1993 Plan and the 1998 Plan are collectively designated as the Plans.  The option price for all options granted under the Plans equals 100% (or, with respect to incentive stock options, 110% for persons possessing more than 10% of the voting stock of the Company) of the market value of the Company's Common Stock on the date of the grant.  The Company can grant options until August 5, 2003 under the 1993 Plan and until August 13, 2008 under the 1998 Plan. The holder of an option granted under the Plans may not exercise the option after ten (10) years from the date of grant of the option (or, with respect to incentive stock options, five (5) years for persons possessing more than 10% of the voting stock of the Company).  The options become exercisable approximately 20% after one year from the date of the grant, an additional 20% after two years, an additional 30% after three years, and the remaining 30% after four years.

(2) The potential realizable value of each grant of options assumes that the market price of the Company's Common Stock appreciates in value from the date of grant to the end of the option term at the annualized rates shown above each column.  The actual value that an executive may realize, if any, will depend on the amount by which the market price of the Company's Common Stock at the time of exercise exceeds the exercise price of the option.  As of June 13, 2002, the closing price of a share of the Company's Common Stock as quoted on the Over-the-Counter Bulletin Board was $3.30. There is no assurance that any executive will receive the amounts estimated in this table.

(3) These are non-qualified stock options granted outside the Plans, which have the same provisions as incentive stock options discussed above except the provisions relating to persons possessing more than 10% of the voting stock of the Company are not included.

Aggregated Option Exercises in 2001 and Fiscal Year End Option Values The following table sets forth information concerning the number and value of unexercised options held by each of the named executive officers during the last fiscal year and the year-end value of unexercised options.  None of these executive officers exercised options during the year ended December 31, 2001.

 Number of Securities Underlying Unexercised Options at
Fiscal Year End (#) (1)

Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1) (2)

Name

Exercisable/Unexercisable

Exercisable/Unexercisable

Jack E. Golsen

106,000 / 159,000

138,675 / 208,013

Barry H. Golsen

62,000 / 113,000

78,700 / 118,050

David R. Goss

119,000 / 75,000

54,000 / 81,000

Tony M. Shelby

119,000 / 75,000

54,000 / 81,000

David M. Shear

97,000 / 88,000

36,450 / 98,550

(1) The stock options granted under the Company's stock option plans become exercisable 20% after one year from date of grant, an additional 20% after two years, an additional 30% after three years, and the remaining 30% after four years.

(2) The values are based on the difference between the price of the Company's Common Stock on the Over-the-Counter Bulletin Board at the close of trading on December 31, 2001 of $2.60 per share and the exercise price of such option.  The actual value realized by a named executive officer on the exercise of these options depends on the market value of the Company's Common Stock on the date of exercise.

Other Plans The Board of Directors has adopted an LSB Industries, Inc., Employee Savings Plan (the "401(k) Plan") for the employees (including executive officers) of the Company and its subsidiaries, excluding certain (but not all) employees covered under union agreements.  The 401(k) Plan is an employee contribution plan, and the Company and its subsidiaries make no contributions to the 401(k) Plan.  The amount that an employee may contribute to the 401(k) Plan equals a certain percentage of the employee's compensation, with the percentage based on the employee's income and certain other criteria as required under Section 401(k) of the Internal Revenue Code. The Company or subsidiary deducts the amounts contributed to the 401(k) Plan from the employee's compensation each pay period, in accordance with the employee's instructions, and pays the amount into the 401(k) Plan for the employee's benefit.  The Summary Compensation Table set forth above includes any amount contributed and deferred during the 2001, 2000, and 1999 fiscal years pursuant to the 401(k) Plan by the named executive officers of the Company.

The Company has a death benefit plan for certain key employees. Under the plan, the designated beneficiary of an employee covered by the plan will receive a monthly benefit for a period of ten (10) years if the employee dies while in the employment of the Company or a wholly-owned subsidiary of the Company. The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at anytime prior to the employee's death. The

Company has purchased life insurance on the life of each
employee covered under the plan to provide, in large part, a source of funds for the Company's obligations under the Plan. The Company also will fund a portion of the benefits by investing the proceeds of such insurance policy received by the Company upon the employee's death. The Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company upon the death of the employee. The following table sets forth the amounts of annual benefits payable to the designated beneficiary or beneficiaries of the executive officers named in the Summary Compensation Table set forth above under the above-described death benefits plan.

Name of Individual

Amount of Annual Payment

Jack E. Golsen

$

175,000

Barry H. Golsen

$

30,000

David R. Goss

$

35,000

Tony M. Shelby

$

35,000

David M. Shear

$

N/A

In addition to the above-described plans, during 1991 the Company entered into a non-qualified arrangement with certain key employees of the Company and its subsidiaries to provide compensation to such individuals in the event that they are employed by the Company or a subsidiary of the Company at age 65.  Under the plan, the employee will be eligible to receive for the life of such employee, a designated benefit as set forth in the plan.  In addition, if prior to attaining the age 65 the employee dies while in the employment of the Company or a subsidiary of the Company, the designated beneficiary of the employee will receive a monthly benefit for a period of ten (10) years.  The agreement with each employee provides, in addition to being subject to other terms and conditions set forth in the agreement, that the Company may terminate the agreement as to any employee at any time prior to the employee's death.  The Company has purchased insurance on the life of each employee covered under the plan where the Company is the owner and sole beneficiary of the insurance policy, with the proceeds payable to the Company to provide a source of funds for the Company's obligations under the plan. The Company may also fund a portion of the benefits by investing the proceeds of such insurance policies.  Under the terms of the plan, if the employee becomes disabled while in the employment of the Company or a wholly-owned subsidiary of the Company, the employee may request the Company to cash-in any life insurance on the life of such employee purchased to fund the Company's obligations under the plan. Jack E. Golsen does not participate in the plan.  The following table sets forth the amounts of annual benefits payable to the executive officers named in the Summary Compensation Table set forth above under such retirement plan.

Name of Individual

Amount of Annual Payment

Barry H. Golsen

$

17,480

David R. Goss

$

17,403

Tony M. Shelby

$

15,605

David M. Shear

$

17,822

Compensation of Directors In 2001, the Company compensated eight non-employee directors in the amount of $1,125 each for their services on the Company's Board. Certain non-employee directors also serve on the Board of Directors of the Company's subsidiary, ClimaChem Inc., and received additional fees of $3,375 each for their services.  The non-employee directors of the Company also received $500 for every meeting of the Board of Directors attended during 2001.  Messrs. Ackerman, Burtch, Ille,
Rhodes and Shaffer, received an additional $20,000 each for their services on the Audit Committee in 2001. Dr. Brown received an additional $20,000 for his services on the Audit and Executive Salary Review

Committees in 2001. During 2001, Mr. Munson was paid
approximately $37,800 for consulting services in connection with developing the
Company's European business.

In September 1993, the Company adopted the 1993 Non-Employee Director Stock Option Plan (the "Outside Director Plan").  The Outside Director Plan authorizes the grant of non-qualified stock options to each member of the Company's Board of Directors who is not an officer or employee of the Company or its subsidiaries.  The maximum shares for which options may be issued under the Outside Director Plan is 150,000 shares (subject to adjustment as provided in the Outside Director Plan).  The Company automatically grants to each outside director an option to acquire 5,000 shares of the Company's Common Stock on April 30 following the end of each of the Company's fiscal years in which the Company realizes net income of $9.2 million or more for such fiscal year.  The exercise price for an option granted under the Outside Director Plan is the fair market value of the shares of Common Stock at the time the option is granted. Each option granted under the Outside Director Plan, to the extent not exercised, terminates upon the earlier of the termination of the outside director as a member of the Company's Board of Directors or the fifth anniversary of the date such option was granted.  The Company did not grant options under the Outside Director Plan in 2001, 2000, and 1999.

Employment Contracts and Termination of Employment and Change in Control Arrangements

(a) Termination of Employment and Change in Control Agreements. The Company has entered into severance agreements with Jack E. Golsen, Barry H. Golsen, Tony M. Shelby, David R. Goss, David M. Shear, and certain other officers of the Company and subsidiaries of the Company.

Each severance agreement provides (among other things) that if, within twenty-four (24) months after the occurrence of a change in control (as defined) of the Company, the Company terminates the officer's employment other than for cause (as defined), or the officer terminates his employment for good reason (as defined), the Company must pay the officer an amount equal to 2.9 times the officer's base amount (as defined).  The phrase "base amount" means the average annual gross compensation paid by the Company to the officer and includable in the officer's gross income during the period consisting of the most recent five (5) year period immediately preceding the change in control. If the officer has been employed by the Company for less than 5 years, the base amount is calculated with respect to the most recent number of taxable years ending before the change in control that the officer worked for the Company.

The severance agreements provide that a "change in control" means a change in control of the Company of a nature that would require the filing of a Form 8-K with the Securities and Exchange Commission and, in any event, would mean when: (1) any individual, firm, corporation, entity, or group (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as mended) becomes the beneficial owner, directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company's outstanding voting securities having the right to vote for the election of directors, except acquisitions by: (a) any person, firm, corporation, entity, or group which, as of the date of the severance agreement, has that ownership, or (b) Jack E. Golsen, his wife; his children and the spouses of his children; his estate; executor or administrator of any estate, guardian or custodian for Jack E. Golsen, his wife, his children, or the spouses of his children, any corporation, trust, partnership, or other entity of which Jack E. Golsen, his wife, children, or the spouses of his children own at least eighty percent
(80%) of the outstanding beneficial voting or equity interests, directly or indirectly, either by any one or more of the above-described persons, entities, or estates; and certain affiliates and associates of any of the above-described persons, entities, or estates; (2)

individuals who, as of the date of the severance agreement,
constitute the Board of Directors of the Company (the "Incumbent Board") and who
cease for any reason to constitute a majority of the Board of Directors except that any person becoming a director subsequent to the date of the severance agreement, whose election or nomination for election is approved by a majority of the Incumbent Board (with certain limited exceptions), will constitute a member of the Incumbent Board; or (3) the sale by the Company of all or substantially all of its assets.

Except for the severance agreement with Jack E. Golsen, the termination of an officer's employment with the Company "for cause" means termination because of: (a) the mental or physical disability from performing the officer's duties for a period of one hundred twenty (120) consecutive days or one hundred eighty days (even though not consecutive) within a three hundred sixty (360) day period; (b) the conviction of a felony; (c) the embezzlement by the officer of Company assets resulting in substantial personal enrichment of the officer at the expense of the Company; or (d) the willful failure (when not mentally or physically disabled) to follow a direct written order from the Company's Board of Directors within the reasonable scope of the officer's duties performed during the sixty (60) day period prior to the change in control.  The definition of "Cause" contained in the severance agreement with Jack E. Golsen means termination because of: (a) the conviction of Mr. Golsen of a felony involving moral turpitude after all appeals have been completed; or (b) if due to Mr. Golsen's serious, willful, gross misconduct or willful, gross neglect of his duties has resulted in material damages to the Company and its subsidiaries, taken as a whole, provided that (i) no action or failure to act by Mr. Golsen will constitute a reason for termination if he believed, in good faith, that such action or failure to act was in the Company's or its subsidiaries' best interest, and (ii) failure of Mr. Golsen to perform his duties hereunder due to disability shall not be considered willful, gross misconduct or willful, gross negligence of his duties for any purpose.

The termination of an officer's employment with the Company for "good reason" means termination because of (a) the assignment to the officer of duties inconsistent with the officer's position, authority, duties, or responsibilities during the sixty (60) day period immediately preceding the change in control of the Company or any other action which results in the diminishment of those duties, position, authority, or responsibilities; (b) the relocation of the officer; (c) any purported termination by the Company of the officer's employment with the Company otherwise than as permitted by the severance agreement; or (d) in the event of a change in control of the Company, the failure of the successor or parent company to agree, in form and substance satisfactory to the officer, to assume (as to a successor) or guarantee (as to a parent) the severance agreement as of no change in control had occurred.

Except for the severance agreement with Jack E. Golsen, each severance agreement runs until the earlier of: (a) three years after the date of the severance agreement, or (b) the officer's normal retirement date from the Company; however, beginning on the first anniversary of the severance agreement and on each annual anniversary thereafter, the term of the severance agreement automatically extends for an additional one-year period, unless the Company gives notice otherwise at least sixty (60) days prior to the anniversary date.  The severance agreement with Jack E. Golsen is effective for a period of three (3) years from the date of the severance agreement; except that, commencing on he date one (1) year after the date of such severance agreement and on each annual anniversary thereafter, the term of such severance agreement shall be automatically extended so as to terminate three (3) years from such renewal date, unless the Company gives notices otherwise at least one (1) year prior to the renewal date.

(b) Employment Agreement. In March 1996, the Company entered into an employment agreement with Jack E. Golsen.  The employment agreement requires the Company to employ Jack E. Golsen as an executive officer of the Company for an initial term of three (3) years and provides for two (2) automatic renewals of three (3) years each unless terminated by either party by the giving of written notice at least one (1) year prior to the end of the initial or first renewal period, whichever is applicable.  In February 2002, the Company's Board of Directors approved an extension of the agreement for an additional three (3) renewals of three years each upon the expiration of the term of the current agreement.  Under the terms of such employment agreement, Mr. Golsen shall receive (i) an annual base salary at his 1995 base rate, as adjusted from time to time by the Compensation Committee, but such shall never be adjusted to an amount less than Mr. Golsen's 1995 base salary, (ii) an annual bonus in an amount as determined by the Compensation Committee, and (iii) certain other fringe benefits.  The employment agreement provides that Mr. Golsen's employment may not be terminated, except (i) upon conviction of a felony involving moral turpitude after all appeals have been exhausted, (ii) Mr. Golsen's serious, willful, gross misconduct or willful, gross negligence of duties resulting in material damage to the Company and its subsidiaries, taken as a whole, unless Mr. Golsen believed, in good faith, that such action or failure to act was in the Company's or its subsidiaries' best interest, and (iii) Mr. Golsen's death; provided, however, no such termination under (i) or (ii) above may occur unless and until the Company has delivered to Mr. Golsen a resolution duly adopted by an affirmative vote of three-fourths of the entire membership of the Board of Directors at a meeting called for such purpose after reasonable notice given to Mr. Golsen finding, in good faith, that Mr. Golsen violated (i) or (ii) above. If Mr. Golsen's employment is terminated in breach of this Agreement, then he shall, in addition to his other rights and remedies, receive and the Company shall pay to Mr. Golsen (i) in a lump sum cash payment, on the date of termination, a sum equal to the amount of Mr. Golsen's annual base salary at the time of such termination and the amount of the last bonus paid to Mr. Golsen prior to such termination times (a) the number of years remaining under the employment agreement or (b) four (4) if such termination occurs during the last twelve (12) months of the initial period or the first renewal period, and (ii) provide to Mr. Golsen all of the fringe benefits that the Company was obligated to provide during his employment under the employment agreement for the remainder of the term of the employment agreement, or, if terminated at any time during the last twelve (12) months of the initial period or first renewal period, then during the remainder of the term and the next renewal period.

If there is a change in control (as defined in the severance agreement between Mr. Golsen and the Company) and within twenty-four (24) months after such change in control Mr. Golsen is terminated, other than for Cause (as defined in the severance agreement), then in such event, the severance agreement between Mr. Golsen and the Company shall be controlling.

In the event Mr. Golsen becomes disabled and is not able to perform his duties under the employment agreement as a result thereof for a period of twelve (12) consecutive months within any two (2) year period, the Company shall pay Mr. Golsen his full salary for the remainder of the term of the employment agreement and thereafter sixty percent (60%) of such salary until Mr. Golsen's death.

Compensation Committee Interlocks and Insider Participation The Company's Executive Salary Review Committee has the authority to set the compensation of all officers of the Company.  This Committee generally considers and approves the recommendations of the President. The members of the Executive Salary Review Committee are the following non-employee directors: Robert C. Brown, M.D., and Bernard G. Ille.  During 2001, the Executive Salary Review Committee had two (2) meetings.

See "Compensation of Directors" for information concerning compensation paid to non-employee directors of the Company during 2001 for services as directors to the Company, and "Certain Relationships and Related Transactions" for information concerning professional fees paid to an affiliate of Dr. Brown.

Report of Executive Salary Review Committee  The following report by the Executive Salary Review Committee required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement shall not be considered incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or to be filed under such Acts.

General  The Executive Salary Review Committee ("Committee") is presently comprised of two (2) directors of the Company, who are not current or former employees of the Company.  See "Certain Committees and Meetings of the Board of Directors."  The Committee is responsible for reviewing and approving the compensation paid to executive officers of the Company.

Compensation Policy for Executive Officers  Although the Committee has not established specific quantitative compensation policies for executive officers of the Company, including the President-Chief Executive Officer, the Committee reviews each executive officer's performance on behalf of the Company during the last preceding year in establishing the executive officer's bonus for such year, if any, and any increase or decreases to such executive officers' compensation for the next year.  The guiding principle of the Committee is based on the following objectives: (i) to attract and retain qualified executives in a highly competitive environment who will play significant roles in achieving the Company's goals; (ii) to reward executives for strategic management and the long-term enhancement of shareholder value; (iii) to create a performance-oriented environment that rewards performance with respect to financial and operational goals of the Company; and, (iv) motivate executives to protect the interests of the Company in all situations.  The key elements of the Company's executive compensation program have consisted of a base salary, bonus and stock options.

As to the compensation (salary and bonus) paid or payable to executive officers, other than the President-Chief Executive Officer, the President-Chief Executive Officer makes a recommendation to the Committee.  The Committee considers such recommendations.  The President-Chief Executive Officer's recommendation with respect to base salary and the Committee's approval or disapproval of such recommendation is primarily based on the objectives set forth above. Recommendations by the President - Chief Executive Officer of bonus compensation and the Committee's decision to approve or disapprove such recommendations is closely tied to the individual's performance and the Company's financial performance.

Jack E. Golsen has been President and Chief Executive Officer of the Company since its formation in 1969.  In setting Mr. Golsen's compensation, the Committee takes into account the fact that Mr. Golsen continues the strategy of expanding the Company through internal growth, acquisitions, redeployment of assets and personnel, the complexity of issues required to be dealt with, and development of international markets.  There were no increases in Mr. Golsen's annual salary for 1999, 2000 or 2001.  In March, 1996, the Company entered into an employment agreement with Mr. Golsen, which employment agreement set Mr. Golsen's salary at his 1995 base rate, as adjusted from time to time by the Committee.  See "Executive Compensation and Other Information - Employment Contracts and Termination of Employment and Change in Control Arrangements".

Bonuses, if any, are paid to executive officers in arrears for performance during the previous fiscal year.  The Committee considers the payment of bonuses to be consistent with the goals set forth above.  There were no bonuses paid for 1999 performance except for a compensation adjustment paid in 2000 to Barry H. Golsen due to the 1999 stand-alone profitability and performance of the Climate Control Businesses which report to him.  Bonuses paid in 2001 were for 2000 performance. Bonuses have not been determined for 2001 performance except for a bonus of $50,000 paid to David Goss, Senior Vice President, Operations.

The Company has had a practice of granting stock options to the President-Chief Executive Officer and other executive officers of the Company. This practice is founded on the belief that stock options offer executive officers a valuable incentive to achieve increased profitability of the Company in order to enhance shareholder value.  There are no specific factors used to determine the number of options granted or to the timing of such grants; however, certain criteria are considered such as length of service, level of responsibility, and the achievement of the Company's earnings objectives.

 Members of the Committee:

                               Bernard G. Ille, Chairman

                               Robert C. Brown, M.D.

Five Year Total Shareholder Return Graph.  The following table compares the yearly percentage change in the cumulative total shareholder return assuming reinvestment of dividends, if any, of (i) the Company, (ii) a composite index ("Peer Group") comprised of a peer group of entities from two distinct industries which represent the Company's two primary lines of business (Chemical and Climate Control), and (iii) the American Stock Exchange Market Value Index ("AMEX MVI)". The table set forth below covers the period from year-end 1996 through year-end 2001.

FISCAL YEAR ENDING

12/29/1996

12/31/1997

12/31/1998

12/31/1999

12/29/2000

12/31/2001

LSB Industries, Inc.

100.00

92.23

75.86

32.52

56.38

60.14

PEER GROUP

100.00

109.05

107.33

97.36

94.13

101.25

AMEX MVI

100.00

120.33

118.69

147.98

146.16

139.93

Assumes $100 invested at year-end 1996 in the Company, the Peer Group, and the AMEX MVI.

The Peer Group was developed for the Company by Media General Financial Services and is comprised of certain companies that have Standard Industrial Classification ("SIC") codes which the Company believes correspond to the Company's primary lines of business.  The companies which comprise the Peer Group are listed on Exhibit "A" to this Proxy Statement. The Peer Group is comprised of (a) chemical companies having SIC codes 112 (agricultural chemicals) and 113 (specialty chemicals); and (b) climate control companies having SIC code 634 (general building materials), and is provided for comparison to the Company's two primary lines of business, Chemical and Climate Control. The AMEX MVI line is provided because the Company believes that those companies listed in the AMEX most closely resemble the size and composition of the Company.  The Company has been advised that the cumulative total return of each component company in the Peer Group has been weighted according to the respective company's stock market capitalization.  In light of the Company's unique industry diversification and current market capitalization, the Company believes that the Peer Group and AMEX MVI are appropriate for comparison to the Company.

The above Five-Year Total Shareholder Return Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the
Securities Exchange Act of 1934 (collectively, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed to be soliciting material or to be filed under such Acts.

SELECTION OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL AND RATIFICATION OF THE REAPPOINTMENT OF ERNST & YOUNG LLP.  The Board of Directors, based on the recommendation of the Audit Committee, has recommended, subject to ratification by the shareholders, the firm of Ernst & Young LLP, certified public accountants, ("Ernst & Young") as the Company's auditors for 2002, subject to the approval and ratification by the stockholders.  Ernst & Young (or its predecessor, Arthur Young & Company) has served as the Company's auditors for a period in excess of five (5) years, including the fiscal year most recently completed.  See "Election of Directors - Certain Committees and Meetings of the Board of Directors".

In line with past practices, it is expected that one or more representatives of Ernst & Young will attend the Annual Meeting and will be available to respond to appropriate questions or make a statement should they desire to do so.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may come before the Annual Meeting.  If any other business properly comes before the meeting, the persons named in the proxy will vote with respect to that matter in accordance with their best judgment.

Pursuant to the By-laws of the Company, only such business shall be conducted at the Annual Meeting as shall have been brought before the meeting (i) by or at the direction of the Board of Directors of the Company, or (ii) by any stockholder of the Company who is entitled to vote at the Annual Meeting and who complies with the following notice requirements.  No business may be properly brought before the Annual Meeting by a stockholder unless the stockholder gives written notice to the Secretary of the Company of the business to be presented at the Annual Meeting not less than fifty (50) days prior to the date of the Annual Meeting (or in the event that less than sixty (60) days notice, or public disclosure of the date of the Annual Meeting, is given or made to stockholders, written notice by the stockholder must be received by the Secretary of the Company not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure was made).  The written notice must set forth: (i) a brief description of the business desired to be presented before the Annual Meeting and reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Company's books, of the stockholder proposing such business; (iii) the class and number of shares of the Company's voting stock beneficially owned by such stockholder; and (iv) any material interest of such stockholder in such business.

A copy of the Company's Form 10-K, as filed with the Securities and Exchange Commission, is available upon request.  Requests should be made to the director, corporate communications, at the corporate offices in Oklahoma City.

                                                LSB INDUSTRIES, INC.

                                                BY ORDER OF

                                                THE BOARD OF DIRECTORS

                                                David M. Shear

                                                Secretary

DATE:  June 25, 2002

Exhibit "A"

AAON INC

AARO BROADBND WRLSS COMM

ACETO CORP

ADM TRONICS UNLIMITED

ADVANCED REFRIGERATION

AGRIUM INC

AGROCAN CORP

ALCIDE CORP

AMCOL INTERNATIONAL CORP

AMERICAN SOIL TECH

AMERICAN STANDARD COS

AMERICAN STONE INDS

AMERICAN VANGUARD CORP

AMERON INTERNAT CORP

ARMSTRONG HOLDINGS INC

BALCHEM CORP

BERGER HOLDINGS INC LTD

BRADY CORPORATION CL A

BUTLER MANUFACTURING CO

CABOT CORP

CABOT MICROELECTRONICS

CAMBREX CORP

CARBO CERMICS INC

CERADYNE INC

CFC INTERNAT INC CL CM

CGI HOLDING

CHEMFIRST INC

CIBA SPECIALTY CHEM HLDG

COLONIAL COMMERCIAL CORP

CONTINENTIAL MATERIALS CP

COORSTEK INCORPORATED

COPENE PETRO DO NORDEST

CORIMON SA ADS

CROMPTON CORPORATION

CROWN ENERGY

CRYOCON INC

CYANOTECH CORP

CYTEC INDUSTRIES INC

DAL-TILE INTERNAT INC

DANAHER CORP

DEMARCO ENERGY SYS

DETREX CORPORATION

DIATECT INTERNATL CORP

DREW INDUSTRIES INC

DYNAMOTIVE ENERGY SYSTS

EDEN BIOSCIENCE CORP

ELCOR CORP

ETYHL CORP

FAIRMOUNT CHEMICAL

FERRO CORP

FLAMEMASTER CORP

FLEXIBLE SOLUTIONS INTL

GRIFFON CORP

H.B. FULLER CO

HAUSER INC (CO)

HELIX BIOMEDIX

HERC PRODUCTS

HUMATECH INC

IGENE BIOTECH INC

IMC GLOBAL INC

IMPERIAL IND INC

INTERNACIONAL DE CERAMIC

INTERNAT ALUMINUM CORP

INTERNAT FLAVORS & FRAG

INTERNAT SPECIALTY PRODS

JILIN CHEMICAL INDUSTRL

KYZEN CORP CL A

LANCER CORP

LESCO INC

LUBRIZOL CORP

MACDERMID INC

MACE SECURITY INTERNAT

MARK HOLDINGS INC

MARTIN INDUSTRIES INC

MARTIN MARIETTA MATERIAL

MESTEK INC

METHANEX CORPORATION

MISSISSIPPI CHEMICAL CP

MONSANTO CO

NATURAL SOLUTIONS

NCI BUILDING SYSTEMS INC

NEVADA CHEMICAL INC

NO FIRE TECH

NORTHERN TECHNOLOGY

OIL-DRI CORP OF AMERICA

OM GROUP INC

OMNOVA SOLUTIONS INC

OWENS-CORNING

PACER TECHNOLOGY

PENDFORD CORP

PHOSPHATE RESOURCE PTNRS

POLYDEX PHARMACEUTICALS

POLYMER SOLUTIONS INC

POP N GO INC

PROLONG INTERNAT CORP

QUAKER CHEMICAL CORP

R-TEC TECHNOLOGIES

RHODIA ADS

RONSON CORP

RPM INC

SCOTTS CO CL A

SHERWIN-WILLIAMS CO

SOCIEDAD QUIMICA Y MINER

STERLING CHEMICAL HLDGS

SURMODICS INC

SYNGENTA AD FOR NVS

SYNTHETECH INC.

TAT TECHNOL LTD

TECH FLAVORS & FRAGRANCE

TECUMSEH PRODUCTS CL A

TECUMSEH PRODUCTS CL B

TEMTEX INDUSTRIES INC

TERRA NITROGEN CO L.P.

TRAMFORD INTERNAT LTD

U.S. HOME & GARDEN INC

U.S. LIME & MINERALS INC

URECOATS

USG CORP

VALHI INC

VALSPAR CORPORATION, THE

VERIDIEN CORP

VITAL LIVING PRODUCTS

VULCAN MATERIALS CO

W.R. GRACE & CO

YORK INTERNAT CORP

The persons named above will vote the shares of stock represented by this Proxy Card in accordance with the specifications made in Items 1 and 2.If the undersigned makes no specification, the persons named above will vote the shares "FOR " Items 1 and 2..

Please sign exactly as your name appears below, date and return this Proxy Card promptly, using the self-addressed, prepaid envelope enclosed for your convenience. Please correct your address before returning this Proxy Card. Persons signing in a fiduciary capacity should indicate that fact and give their full title. If a corporation, please sign in the full corporate name by the president or other authorized officer. If a  partnership, please sign in the partnership name by an authorized person. If joint tenants, both persons should sign.

                                                                                __________________

Date

______________________________________________

                                                                                                            Name of Shareholder (Please Print)

_______________________________________________

New Address (Street, City, State)

_______________________________________________

Signature and Title

_______________________________________________

Signature and Title

_______________________________________________

Signature and Title

LSB INDUSTRIES,INC.                                                PROXY                                                                              THIS PROXY IS

16 South Pennsylvania                                    FOR THE ANNUAL MEETING                                           SOLICITED BY THE

Post Office Box 754                                             OF SHAREHOLDERS                                                    BOARD OF DIRECTORS

Oklahoma City,  Oklahoma 73101                                                                                                              OF LSB INDUSTRIES, INC.

The undersigned hereby appoints Jack E. Golsen and Tony M. Shelby, and each of them, the undersigned
's proxy, with full power of substitution, to attend the annual meeting of the shareholders of LSB Industries, Inc. (the "Company ")on Thursday July 25,2002,at 11:30 a.m., Central Daylight Time, at the Company
's offices located at 16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107,and at any adjournment of that meeting and to vote the undersigned
's shares of the Common Stock, Convertible Noncumulative Preferred Stock,12 %Series B Cumulative Convertible Preferred Stock, and Series D 6%Cumulative Convertible Preferred Stock,
all of which vote as single class, as designated below.

            (1)Election of Directors

                     For All Nominees Listed Below (except as marked to the contrary below) Withhold Authority to vote for All Nominees Listed Below

                            (Instruction: To withhold authority for an individual nominee, strike through the nominee
's name below.)

Raymond B. Ackerman                   Bernard G. Ille                   Donald W. Munson                       Tony M. Shelby

                        The Board of Directors unanimously recommends a vote "FOR " all nominees..

            (2)Approval and ratification of Selection of Independent Auditors, Ernst & Young, LLP

       FOR                                                     AGAINST                                                     ABSTAIN

                        The Board of Directors unanimously recommends a vote "FOR " this item..

            (3)In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.